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                                                                  Exhibit 23.1




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the registration of 191,000 Class A Common Shares, of our report dated November 25, 1997, with respect to the consolidated financial statements of Hickok Incorporated included in its Annual Report (Form 10-K) for the year ended September 30, 1997, filed with the Securities and Exchange Commission.

                                                     /s/ Meaden & Moore, Ltd.


                                                     MEADEN & MOORE, LTD.

Cleveland, Ohio
September 15, 1998